                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                         8 1/2% SENIOR NOTES DUE 2008

                                      OF

                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION

                 PURSUANT TO THE PROSPECTUS DATED      , 1998


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON      , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                        Bank of Montreal Trust Company
                            (the "Exchange Agent"):

  IF BY OVERNIGHT COURIER:                          IF BY HAND:
  Bank of Montreal Trust Company                    Bank of Montreal Trust
  88 Pine Street, 19th Floor                        Company
  New York, New York 10005                          88 Pine Street, 19th Floor
  Attn: Reorganization Department                   New York, New York 10005
                                                    Attn: Reorganization
                                                    Department

                            IF BY MAIL:
                            Bank of Montreal Trust Company
                            88 Pine Street, 19th Floor
                            New York, New York 10005
                            Attn: Reorganization Department

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 212-701-7624.

  The undersigned hereby acknowledges receipt of the Prospectus dated      ,
1998 (the "Prospectus") of Mediacom LLC, a New York limited liability company ("Mediacom") and Mediacom Capital Corporation, a New York corporation ("Mediacom Capital" and together with Mediacom, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Series B 8 1/2% Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act (as hereinafter defined) pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 8 1/2% Senior Notes due 2008 (the "Notes"), of which $200,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

  The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuers, all rights, title, and interest in, to and under the Tendered Notes.

  Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Issuers or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned understands that tenders of Notes pursuant to the procedures described in the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Notes are acquired by the Issuers as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

  By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or any of their subsidiaries and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." Each broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities hereby acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, such broker-dealer is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
  Address:

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1

 DESCRIPTION OF NOTES TENDERED (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------
 NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
     NOTE
  HOLDER(S),
  EXACTLY AS
   NAME(S)
 APPEAR(S) ON
     NOTE                             AGGREGATE
CERTIFICATE(S)     CERTIFICATE    PRINCIPAL AMOUNT      AGGREGATE
 (PLEASE FILL     NUMBER(S) OF     REPRESENTED BY   PRINCIPAL AMOUNT
IN, IF BLANK)        NOTES*        CERTIFICATE(S)      TENDERED**
--------------------------------------------------------------------
                                   ---------------------------------
                                   ---------------------------------
                                   ---------------------------------
                                   ---------------------------------
                     TOTAL
-------------------------------------------------------------------------------
  * Need not be completed by persons tendering by book-entry transfer.
 ** The minimum permitted tender is $1,000 in principal amount of Notes.
    All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2

                              BENEFICIAL OWNER(S)
------------------------------------------------------------------------------
  STATE OF PRINCIPAL RESIDENCE OF EACH     PRINCIPAL AMOUNT OF TENDERED NOTES
   BENEFICIAL OWNER OF TENDERED NOTES     HELD FOR ACCOUNT OF BENEFICIAL OWNER
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     BOX 3


          SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 5, 6 AND 7)

 TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail Exchange Note(s) and any untendered Notes to:

 Name(s):
 ---------------------------------------------------------------------------
 (PLEASE PRINT)

 Address:
 ___________________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________
 (INCLUDE ZIP CODE)

 Tax Identification or Social Security No.:
 ___________________________________________________________________________

                                     BOX 4


                 USE OF GUARANTEED DELIVERY (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Registered Holder(s):
 ___________________________________________________________________________
 Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution which Guaranteed Delivery: ____________________________

                                     BOX 5


                 USE OF BOOK-ENTRY TRANSFER(SEE INSTRUCTION 1)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: ____________________________________________
 Account Number: ___________________________________________________________
 Transaction Code Number: __________________________________________________

                                     BOX 6


                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------


 X _________________________________      Signature Guarantee
 X _________________________________      (IF REQUIRED BY INSTRUCTION 5)

 (SIGNATURE OF REGISTERED HOLDER(S)
      OR AUTHORIZED SIGNATORY)            Authorized Signature


 Note: The above lines must be            X _________________________________
 signed by the registered holder(s)       Name: _____________________________
 of Notes as their name(s) ap-                      (PLEASE PRINT)
 pear(s) on the Notes or by per-
 son(s) authorized to become regis-
 tered holder(s) (evidence of which
 authorization must be transmitted
 with this Letter of Transmittal).
 If signature is by a trustee, ex-
 ecutor, administrator, guardian,
 attorney-in-fact, officer, or
 other person acting in a fiduciary
 or representative capacity, such
 person must set forth his or her
 full title below. See Instruction
 5.

                                          Title: ____________________________
                                          Name of Firm: _____________________
                                                     (MUST BE AN ELIGIBLE
                                                  INSTITUTION AS DEFINED IN
                                                        INSTRUCTION 2)

                                          Address: __________________________
                                                -----------------------------
                                                -----------------------------
                                                  (INCLUDE ZIP CODE)

                                          Area Code and Telephone Number:

                                          ___________________________________
 Name(s): __________________________      Dated: ____________________________
 ___________________________________
 Capacity:__________________________
 ___________________________________
 Street Address: ___________________
 ___________________________________
 ___________________________________
         (INCLUDE ZIP CODE)
 Area Code and Telephone Number:
 ___________________________________
 Tax Identification or Social
 Security Number:
 ___________________________________

--------------------------------------------------------------------------------
                           PAYOR'S NAME: MEDIACOM LLC
                                        MEDIACOM CAPITAL CORPORATION

                      Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

 SUBSTITUTE
                     ----------------------------------------------------------
 FORM W-9             Address
 DEPARTMENT OF THE   ----------------------------------------------------------
 TREASURY INTERNAL    City, State and ZIP Code
 REVENUE SERVICE      List account number(s) here (optional)
                     ----------------------------------------------------------
                     ----------------------------------------------------------

                      PART 1--PLEASE PROVIDE YOUR             Social Security
                      TAXPAYER IDENTIFICATION NUMBER           Number or TIN
                      ("TIN") IN THE BOX AT RIGHT AND
                      CERTIFY BY SIGNING AND DATING          -----------------
                      BELOW.
                     ----------------------------------------------------------
                      PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section
                      3406(a)(1)(C) of the Internal Revenue Code because (1)
                      you have not been notified that you are subject to
                      backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                      Service has notified you that you are no longer subject
                      to backup withholding.  [_]
--------------------------------------------------------------------------------
                      CERTIFICATION--UNDER THE PENALTIES
                      OF PERJURY, I CERTIFY THAT THE IN-
                      FORMATION PROVIDED ON THIS FORM IS
                      TRUE, CORRECT AND COMPLETE.

                                                                 PART 3 --
                                                              Awaiting TIN [_]

                      SIGNATURE _______________ DATE _____

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1.DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Company. Neither the Issuers nor the registrar is under any obligation to notify any tendering holder of the Issuers' acceptance of Tendered Notes prior to the closing of the Exchange Offer.

   2.GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Notes but whose Notes are not immediately available, and who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

   3.BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   4.PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

   5.SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

  If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

  If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

  Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

   6.SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7.TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

   8.TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

  To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

  The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.

   9.VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Notes not validly tendered or any Notes the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10.WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

  11.NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

  12.MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13.REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  14.ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF NOTES; RETURN OF
NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Notes when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

  15.WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."

                   INSTRUCTIONS TO REGISTERED HOLDER AND/OR
        BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                      OF
                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION
                         8 1/2% SENIOR NOTES DUE 2008

  To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

  The undersigned hereby acknowledges receipt of the Prospectus, dated     ,
1998 (the "Prospectus") of Mediacom LLC, a New York limited liability company ("Mediacom") and Mediacom Capital Corporation, a New York corporation ("Mediacom Capital" and together with Mediacom, the "Issuers"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

  This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the 8 1/2% Senior Notes due 2008 (the "Notes") held by you for the account of the undersigned.

  The aggregate face amount of the Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

  $         of the 8 1/2% Senior Notes due 2008

  With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

  [_]TO TENDER the following Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF NOTES TO BE TENDERED, IF
     ANY): $      .

  [_]NOT TO TENDER any Notes held by you for the account of the undersigned.

  If the undersigned instruct you to tender the Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that
(i) the undersigned's principal residence is in the state of (FILL IN STATE) , (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes,
(iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Purpose and Effect of the Exchange Offer," and
(v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Issuers or any of their subsidiaries; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

                                   SIGN HERE
 Name of beneficial owner(s): ________________________________________________
 Signature(s): _______________________________________________________________
 Name (please print): ________________________________________________________
 Address: ____________________________________________________________________
    _______________________________________________________________________
    _______________________________________________________________________
 Telephone number: ___________________________________________________________
 Taxpayer Identification or Social Security Number: __________________________
 Date: _______________________________________________________________________

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO
                          8 1/2% SENIOR NOTES DUE 2008

                                       OF

                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION

                  PURSUANT TO THE PROSPECTUS DATED     , 1998

  This form must be used by a holder of 8 1/2% Senior Notes due 2008 (the "Notes") of Mediacom LLC, a New York limited liability company ("Mediacom") and Mediacom Capital Corporation, a New York corporation ("Mediacom Capital" and together with Mediacom, the "Issuers"), who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Issuers' Prospectus,
dated     , 1998 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
 YORK CITY TIME, ON     , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").


                        Bank of Montreal Trust Company,
                            (the "Exchange Agent"):

  IF BY OVERNIGHT COURIER:                       IF BY HAND:
  Bank of Montreal Trust Company                 Bank of Montreal Trust
  88 Pine Street, 19th Floor                     Company
  New York, New York 10005                       88 Pine Street, 19th Floor
  Attn: Reorganization Department                New York, New York 10005
                                                 Attn: Reorganization
                                                 Department
                    IF BY MAIL:
                    Bank of Montreal Trust Company
                    88 Pine Street, 19th Floor
                    New York, New York 10005
                    Attn: Reorganization Department

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:
  The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

  The undersigned hereby tenders the Notes listed below:

---------------------------------------------------------------------------------------
 CERTIFICATE NUMBER(S) (IF KNOWN) OF NOTES OR   AGGREGATE PRINCIPAL AGGREGATE PRINCIPAL
  ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY     AMOUNT REPRESENTED    AMOUNT TENDERED
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                           PLEASE SIGN AND COMPLETE
-------------------------------------------------------------------------------
 Signatures of Registered Holder(s)
 or Authorized Signatory: ___________
                                          Date: _____________, 1998

 ____________________________________     Address: ___________________________

 ____________________________________     ____________________________________

 Name(s) of Registered Holder(s): ___     Area Code and Telephone No. ________

 ____________________________________

 ____________________________________

   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     Please print name(s) and address(es)

 Name(s): ____________________________________________________________________
 -----------------------------------------------------------------------------

 Capacity: ___________________________________________________________________

 Address(es): ________________________________________________________________
 -----------------------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

 Name of firm _______________________     ____________________________________
                                                 (Authorized Signature)

 Address ____________________________     Name _______________________________
                                                     (Please Print)

 ____________________________________     Title_______________________________
          (Include Zip Code)

 Area Code and Tel. No. _____________     Dated _______________________ , 1998

  DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

  1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

  2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

  If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

  If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

  3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.